Exhibit 10.1

Execution Copy

OMNIBUS ADDENDUM

OMNIBUS ADDENDUM (the “Addendum”), dated as of December 15, 2008, to the various Terms Documents to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”) listed on Schedule A (the “Retained Class A Terms Document”), Schedule B (collectively, the “Retained Class B Terms Documents”) and Schedule C (collectively, the “Retained Class C Terms Documents” and together with the Retained Class A Terms Document and the Retained Class B Terms Documents, the “Retained Terms Documents”) attached hereto.

W I T N E S S E T H

WHEREAS, the CHASEseries of notes is a multi-tranche Series that may be issued in three Classes, the first of which are the “CHASEseries Class A Notes,” which notes shall belong to Class A; the second of which are the “CHASEseries Class B Notes,” which notes shall belong to Class B; the third of which are the “CHASEseries Class C Notes,” which notes shall belong to Class C; and each Class of CHASEseries Notes may consist of one or more Tranches;

WHEREAS, the Issuing Entity wishes to amend the Retained Terms Documents in order to (i) remove the ability of Chase USA or any Affiliate of Chase USA to change either the Scheduled Principal Payment Date or Legal Maturity Date to an earlier date and (ii) provide that a Note may not be cancelled prior to its Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Note to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Notes is paid in full pursuant to the provisions of the Retained Terms Documents;

WHEREAS, pursuant to the Indenture, the Issuing Entity may enter into an amendment for the purposes of adding, changing or eliminating any provisions thereto or to modify in any manner the rights of the Holders of the Notes of each such Series, Class or Tranche with (i) prior notice to each applicable Note Rating Agency, (ii) the consent of Holders of more than 66 2/3% in Outstanding Dollar Principal Amount of each Series, Class or Tranche of Notes affected by such amendment and (iii) the delivery of an Issuing Entity Tax Opinion, provided, that, in order to make any amendment not permitted by Section 9.01 of the Indenture, there must be consent from the Holders of each Outstanding Note affected thereby;

WHEREAS, pursuant to the definition of “Outstanding” in the Indenture, any Notes beneficially owned by the Issuing Entity, Chase USA or any Affiliate of the Issuing Entity or Chase USA shall be disregarded and deemed not to be Outstanding;

WHEREAS, 100% of the Class governed by the Retained Terms Documents are owned by either Chase USA or JPMorgan Chase Bank, National Association (which is an Affiliate of Chase USA) and therefore no consent of Holders is required to amend the Retained Terms Documents; and

WHEREAS, all other conditions precedent to the execution of this Addendum have been complied with.

NOW, THEREFORE, it is hereby agreed by and among the parties hereto in the manner set forth below.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Retained Terms Documents, or if not therein, the Indenture, the Indenture Supplement or the Asset Pool One Supplement.

SECTION 1. Modification to the Retained Class A Terms Document.

A new Section 4.02 shall be added to the Class A(2008-15) Terms Document (as such term is defined in Schedule A hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class A(2008-15) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class A(2008-15) Notes may be amended to an earlier date and (b) the Class A(2008-15) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class A(2008-15) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class A(2008-15) Notes is paid in full pursuant to the provisions of this Terms Document.

SECTION 2. Modification to the Retained Class B Terms Documents.

(a) A new Section 4.02 shall be added to the Class B(2008-1) Terms Document (as such term is defined in Schedule B hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class B(2008-1) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class B(2008-1) Notes may be amended to an earlier date and (b) the Class B(2008-1) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class B(2008-1) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class B(2008-1) Notes is paid in full pursuant to the provisions of this Terms Document.

(b) A new Section 4.02 shall be added to the Class B(2008-2) Terms Document (as such term is defined in Schedule B hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class B(2008-2) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class B(2008-2) Notes may be amended to an earlier date and (b) the Class B(2008-2) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class B(2008-2) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class B(2008-2) Notes is paid in full pursuant to the provisions of this Terms Document.

SECTION 3. Modification to the Retained Class C Terms Documents.

(a) A new Section 4.02 shall be added to the Class C(2005-4) Terms Document (as such term is defined in Schedule C hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class C(2005-4) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class C(2005-4) Notes may be amended to an earlier date and (b) the Class C(2005-4) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class C(2005-4) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class C(2005-4) Notes is paid in full pursuant to the provisions of this Terms Document.

(b) A new Section 4.02 shall be added to the Class C(2008-1) Terms Document (as such term is defined in Schedule C hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class C(2008-1) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class C(2008-1) Notes may be amended to an earlier date and (b) the Class C(2008-1) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class

C(2008-1) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class C(2008-1) Notes is paid in full pursuant to the provisions of this Terms Document.

(c) A new Section 4.02 shall be added to the Class C(2008-2) Terms Document (as such term is defined in Schedule C hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class C(2008-2) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class C(2008-2) Notes may be amended to an earlier date and (b) the Class C(2008-2) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class C(2008-2) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class C(2008-2) Notes is paid in full pursuant to the provisions of this Terms Document.

(d) A new Section 4.02 shall be added to the Class C(2008-3) Terms Document (as such term is defined in Schedule C hereto) and shall read as follows:

Section 4.02 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date.

So long as the Class C(2008-3) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class C(2008-3) Notes may be amended to an earlier date and (b) the Class C(2008-3) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class C(2008-3) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding

Dollar Principal Amount of the Class C(2008-3) Notes is paid in full pursuant to the provisions of this Terms Document.

SECTION 4. Ratification of the Retained Terms Documents. As modified by this Addendum, the Retained Terms Documents are in all respects ratified and confirmed, and the Retained Terms Documents, as so modified by this Addendum shall be read, taken and construed as one and the same instrument.

SECTION 5. Severability. If any one or more of the covenants, agreements, provisions, terms or portions of this Addendum shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, terms or portions of this Addendum shall be deemed severable from the remaining covenants, agreements, provisions, terms or portions of this Addendum and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions, terms or portions of this Addendum.

SECTION 6. Counterparts. This Addendum may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

SECTION 7. Headings. The headings of the several paragraphs of this Addendum are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Addendum.

SECTION 8. Waiver of Conditions. By executing this Addendum, the parties hereto waive any other conditions under the Retained Terms Documents which are required to enter into this Addendum and the transactions contemplated hereby, including without limitation any requirement for prior written notice.

SECTION 9. GOVERNING LAW. THIS ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS ADDENDUM SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

CHASE ISSUANCE TRUST,
as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION,
as Beneficiary and not in its individual capacity

	By:	/s/ Keith W. Schuck
	Name:	Keith W. Schuck
	Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and as Collateral Agent and not in its individual capacity

By:	/s/ Cheryl Zimmerman
Name:	Cheryl Zimmerman
Title:	Vice President

Acknowledged and Accepted:

CHASE BANK USA, NATIONAL ASSOCIATION,

as Sponsor, Depositor, Originator, Administrator and Servicer

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

Omnibus Addendum

Signature Page

Schedule A

CHASEseries

Class A

1.	Class A(2008-15) Terms Document, dated as of September 29, 2008 (the “Class A(2008-15) Terms Document”), to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

A-1

Schedule B

CHASEseries

Class B

1.	Class B(2008-1) Terms Document, dated as of June 16, 2008 (the “Class B(2008-1) Terms Document”), to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class B(2008-2) Terms Document, dated as of August 27, 2008 (the “Class B(2008-2) Terms Document”), to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

B-1

Schedule C

CHASEseries

Class C

1.	Class C(2005-4) Terms Document, dated as of November 16, 2005 (the “Class C(2005-4) Terms Document”), to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between Chase Issuance Trust, as Issuing Entity (the “Issuing Entity”), and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

2.	Class C(2008-1) Terms Document, dated as of April 1, 2008 (the “Class C(2008-1) Terms Document”), to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

3.	Class C(2008-2) Terms Document, dated as of May 19, 2008 (the “Class C(2008-2) Terms Document”), to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

4.	Class C(2008-3) Terms Document, dated as of June 16, 2008 (the “Class C(2008-3) Terms Document”), to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

C-1